UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2026 (March 17, 2026)

CANTOR EQUITY PARTNERS III, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42716	98-1576549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CAEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors.

Effective March 17, 2026, the board of directors (the “Board”) of Cantor Equity Partners III, Inc. (the “Company”) appointed Eric Stone as a member of the Board. Mr. Stone will serve as a Class I director. Additionally, effective March 17, 2026, the Board appointed Mr. Stone as a member of the audit committee of the Board and a member of the compensation committee of the Board.

Mr. Stone, age 47, is an accomplished executive with comprehensive leadership experience in investment management. Mr. Stone currently serves as Partner and Portfolio Manager at Iridian Asset Management LLC (“Iridian”), which he joined in 2012, and as a member of Iridian’s Executive Committee. Mr. Stone is currently responsible for the management of the Iridian Mid-Cap Equity and Iridian Eagle portfolios. Prior to Iridian, Mr. Stone worked as a portfolio manager with Plural Investments. Mr. Stone received a Bachelor of Science degree in Industrial and Labor Relations from Cornell University. The Company believes that Mr. Stone is qualified to serve as a member of the Board due to his investment management experience.

In connection with the appointment of Mr. Stone, the Board approved the compensation to be paid to Mr. Stone for serving as a member of the Board of $50,000 per year, paid quarterly.

There are no family relationships between Mr. Stone and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2026

CANTOR EQUITY PARTNERS III, INC.

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

[Signature Page to Form 8-K of Cantor Equity Partners III, Inc. – Appointment of Eric Stone as Director]

2